Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology, Inc. § Case No. 22-11292    §    § Lead Case No. 22-11292    Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2023 Petition Date: 12/11/2022 Months Pending: Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis    Debtor’s Full-Time Employees (current): 45 Debtor’s Full-Time Employees (as of date of order for relief): 120 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets    Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period    Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 06/29/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.    UST Form 11-MOR (12/01/2021) 1

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $85,928,683 b. Total receipts (net of transfers between accounts) $116,515,311 $248,227,293 c. Total disbursements (net of transfers between accounts) $76,542,778 $129,408,652 d. Cash balance end of month (a+b-c) $125,901,216 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $76,542,778 $129,408,652 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $1,715,811 b. Accounts receivable over 90 days outstanding (net of allowance) $434,424 c. Inventory ( Book Market Other (attach explanation)) $0 d Total current assets $166,073,884 e. Total assets $234,088,339 f. Postpetition payables (excluding taxes) $39,160,451 g. Postpetition payables past due (excluding taxes) $4,555,419 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $39,160,451 k. Prepetition secured debt $346,993,967 l. Prepetition priority debt $0 m. Prepetition unsecured debt $475,901,976 n. Total liabilities (debt) (j+k+l+m) $862,056,394 o. Ending equity/net worth (e-n) $-627,968,055 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $-51,583,319 b. Cost of goods sold (inclusive of depreciation, if applicable) $-25,350 c. Gross profit (a-b) $-51,557,969 d. Selling expenses $228,165 e. General and administrative expenses $4,321,718 f. Other expenses $-903,774 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $207,080 i. Taxes (local, state, and federal) $28,649 j. Reorganization items $8,921,368 k. Profit (loss) $-63,947,015 $-190,845,170 UST Form 11-MOR (12/01/2021) 2

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total $4,822,031 $14,925,995 $4,822,031 $14,925,995 Itemized Breakdown by Firm Firm Name Role i Kroll Restructuring Administrat Other $0 $841,823 $0 $841,823 ii AlixPartners, LLP Financial Professional $613,704 $2,456,722 $613,704 $2,456,722 iii Willkie Farr & Gallagher LLP Lead Counsel $1,764,481 $5,891,543 $1,764,481 $5,891,543 iv Morris, Nichols, Arsht & Tunne Local Counsel $190,630 $727,365 $190,630 $727,365 v Perella Weinberg Partners Other $1,182,035 $1,842,413 $1,182,035 $1,842,413 vi Ducera Partners LLC Other $150,000 $300,133 $150,000 $300,133 vii Morris Foerster Other $586,423 $1,634,629 $586,423 $1,634,629 viii Potter Anderson Other $223,265 $431,343 $223,265 $431,343 ix Alvarez & Marsal Other $0 $466,240 $0 $466,240 x Jefferies Other $111,494 $333,784 $111,494 $333,784 xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xcix c c. All professional fees and expenses (debtor & committees) $4,822,031 $14,925,995 $4,822,031 $14,925,995 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) 8

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292    Part 8: Individual Chapter 11 Debtors (Only)    a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l.    Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A    Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Daniel W. Muehl Daniel W. Muehl Signature of Responsible Party Printed Name of Responsible Party Executive Vice President and Chief Financial Officer 06/29/2023 Title Date    UST Form 11-MOR (12/01/2021) 9

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Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100    UST Form 11-MOR (12/01/2021) 11

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In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: May 01—May 31, 2023    Debtor Third-Party Cash Disbursements Clovis Oncology, Inc. 1 $ 76,542,778 Clovis Oncology UK Limited $ 5,349,082 Clovis Oncology Ireland Limited $ 134,085 Total $ 82,025,945 Debtor Third-Party Cash Receipts Clovis Oncology, Inc. 2 $ 118,386,058 Clovis Oncology UK Limited $ 3,402,175 Clovis Oncology Ireland Limited $— Total $ 121,788,233 (1) Includes $39.7M in DIP repayment (2) Includes $102.3M and $8.5M in proceeds related to the sale of Rubraca and FAP respectively #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Bank Account Information Reporting Period: May 01—May 31, 2023    Debtor Bank Last 4 Digits Description Balance as of Month End (USD) Clovis Oncology, Inc. JP Morgan 9101 Lockbox Account 8,328,224 Clovis Oncology, Inc. JP Morgan 8623 Operating Account 28,880,863 Clovis Oncology, Inc. JP Morgan 9601 Operating Account 80 Clovis Oncology, Inc. JP Morgan 9602 Operating Account 2,056 Clovis Oncology, Inc. JP Morgan 3424 Operating Account 446 Clovis Oncology, Inc. JP Morgan 8157 Investment Account 69,022,573 Clovis Oncology, Inc. JP Morgan 2038 Investment Account 100,000 Clovis Oncology, Inc. JP Morgan 1915 Professional Fees Account 18,056,174 Clovis Oncology, Inc. JP Morgan 7602 Utilitiy Deposits Account 10,800 Clovis Oncology, Inc. JP Morgan 7669 FAP Proceeds Account 1,500,000 Clovis Oncology UK Limited JP Morgan 4225 Lockbox Account 420,983 Clovis Oncology UK Limited JP Morgan 2330 Operating Account 6,211,218 Clovis Oncology Ireland Limited JP Morgan 0565 Lockbox Account 2,207,853 Clovis Oncology Ireland Limited JP Morgan 1185 Operating Account 225,735 Sub Total—Bank Accounts    134,967,004 Total 134,967,004 #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Balance Sheet as of May 31, 2023 Reporting Period: May 01—May 31, 2023    Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Assets    Current Assets:    Cash and Cash Equivalents 125,901,215 6,632,201 2,433,588 Trade Accounts Receivable, Net 1,715,811 1,574,298—Interco Receivables 23,824,280 350 21,431,258 Pre-Petition—Inter Company Debtor Receivables Inventories ——Prepayments and Deposits 14,406,182 126,030 3,408 Other Assets—Current 226,394 2,316,152 880,183 IC Investment in Subsidiaries 2 229,143— Total Current Assets 166,073,884 10,878,173 24,748,437 Non-Current Assets:    Property, Plant and Equipment, Net 127,026 108,828—Goodwill 63,074,218 — Other Intangible Assets, Net ——Other Assets—Non-current 4,813,211 135,705 25,949 Total Non-Current Assets 68,014,455 244,533 25,949 Total Assets 234,088,339 11,122,706 24,774,386 Liabilities    Current Liabilities:    DIP Financing 5,276,243 — Trade Accounts Payable, Net 4,798,437 13,551 10,925 Interco Payables 7,914,715 5,833,625 18,291,125 Misc. Liabilities & Accrued Expenses 21,137,559 2,635,098 184,128 Accrued Taxes (Income, Payroll, etc.) (16,203) 1,110,406 272,309 Lease Liability—Short-term 49,700 113,932 17,497 Other Notes Payable—Current —— Total Current Liabilities 39,160,451 9,706,613 18,775,983 Non-Current Liabilities    Lease Liability—Long-term — 6,748 Total Non-Current Liabilities — 6,748 Liabilities Subject to Compromise 822,895,943 778,509 21,778 Total Liabilities 862,056,394 10,485,122 18,804,510 Equity    Common Stock 145,470 2 141 Additional Paid in Capital 2,691,516,957 — Accumulated Other Comprehensive Loss (41,905,090) (461,115) 27,615 Accumulated Deficit (3,277,725,392) 1,098,698 5,942,121 Total Equity (627,968,055) 637,584 5,969,877 Total Liabilities and Equity 234,088,339 11,122,706 24,774,386 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Statement of Operations for the month of May 2023 Reporting Period: May 01—May 31, 2023    Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Total Revenue (432,544) 44,401 8,474,789 Operating Expenses:    Cost of Goods Sold 7,310—8,501,577 Royalty Expense (32,660) — Research and Development (1,238,997) — General and Administrative 4,321,718 431,103 52,148 Selling Expenses 228,165 13,808—Operating Taxes 28,649 — Other Operating Expenses —— Total Operating Expenses 3,314,185 444,911 8,553,725 Total Operating Profit (Loss) (3,746,729) (400,510) (78,936) Other Income and Expenses:    Interest Income 207,080 — Gain/(Loss) from Asset Sales, Net (51,150,775) — Interest Expense ——Foreign Currency Translation Adjustments 335,223 (132,819) 253,761 Gain/(Loss) on Available-For-Sale Securities ——Reorganization Costs 8,921,368 — Income Tax Expense —— Net Other Income/(Loss) (60,200,286) 132,819 (253,761) Net Income (63,947,015) (267,691) (332,697)    Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future. #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Accounts Receivable Reconciliation and Aging Reporting Period: May 01—May 31, 2023    Clovis Oncology, Inc. Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 1,438,175 — 442,935 1,881,110 Less: Prompt Pay Discounts & Returns (156,788) — (8,511) (165,299) Less: Allowance for Bad Debts — —— Net Accounts Receivable 1,281,387 — 434,424 1,715,811 Clovis Oncology UK Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 1,574,298 ——1,574,298 Less: Allowance for Bad Debts — —— Net Accounts Receivable 1,574,298 ——1,574,298 Clovis Oncology Ireland Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable — ——Less: Allowance for Bad Debts — —— Net Accounts Receivable — —— #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Post-Petition Accounts Payable Aging Reporting Period: May 01—May 31, 2023    Debtor Total Current 0-30 Days 31-60 Days 61-90 Days 91+ Days Clovis Oncology, Inc. 4,798,437 243,018 2,042,372 825,368 1,234,824 452,855 Clovis Oncology UK Limited 13,551 13,551 — — Clovis Oncology Ireland Limited 10,925 9,378 ——1,547 Net Accounts Payable 4,822,914 265,947 2,042,372 825,368 1,234,824 454,402    Notes: 1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case. #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: May 01—May 31, 2023    Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Net Book Value    Computer Equipment 115,396 103,138—Furniture and Fixtures (0) 4,919—Lab Equpment 0 — Leasehold Improvements 0 (0)—Licensed Software —— Manufacturing Equipment 4,685 — Office Equipment (0) 771—Trade Booth —— Net Book Value 120,081 108,828— #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: May 01—May 31, 2023    Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Payments to Insiders 1,130,345 — The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of May 1 through May 31, 2023. With respect to insiders, all cash payments made were on account of ordinary course salaries, court approved incentive or retention payments, and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period.    /s/ Daniel W. Muehl 6/29/2023 Signature of Authorized Individual Date    Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual    Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements. #AlixPartners    General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: May 01—May 31, 2023    The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute.    /s/ Daniel W. Muehl 6/29/2023 Signature of Authorized Individual Date    Daniel W. Muehl    Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual #AlixPartners    General